Max Capital Group Ltd.
NASDAQ: MXGL
INVESTOR PRESENTATION
QUARTER ENDED – MARCH 31, 2009
S P E C I A L T Y  I N S U R A N C E   &   R E I N S U R A N C E
B E R M U D A         I R E L A N D         U N I T E D   S T A T E S         LLOYD’S
Exhibit 99.1

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INFORMATION CONCERNING
FORWARD LOOKING STATEMENTS
CAUTIONARY NOTE REGARDING FORWARD-LOOKING INFORMATION
This presentation includes statements about future economic performance, finances, expectations, plans and prospects of both IPC Holdings, Ltd. (“IPC”) and Max Capital Group Ltd. (“Max”)
that constitute forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to certain risks and uncertainties, including the risks described in the definitive  joint proxy statement/prospectus of IPC and Max that has been filed with the Securities and Exchange
Commission (“SEC”) under “Risk Factors,” many of which are difficult to predict and generally beyond the control of IPC and Max, that could cause actual results to differ materially from those expressed in or suggested by such statements. For further information regarding cautionary statements and factors affecting future results, please also refer to the most recent Annual
Report on Form 10-K, Quarterly Reports on Form 10-Q filed subsequent to the Annual Report and other documents filed by each of IPC or Max, as the case may be, with the SEC. Neither IPC nor Max undertakes any obligation to update or revise publicly any forward-looking statement whether as a result of new information, future developments or otherwise.
This presentation contains certain forward-looking statements within the meaning of the U.S. federal securities laws. Statements that are not historical facts, including statements about our beliefs, plans or expectations, are forward-looking statements. These statements are based on our current plans, estimates and expectations. Some forward-looking statements may be identified by our use of terms such as “believes,” “anticipates,” “intends,” “expects” and similar statements of a future or forward looking nature. In light of the inherent risks and uncertainties in all forward-looking statements, the inclusion of such statements in this presentation should not be considered as a representation by us or any other person that our objectives or plans will be achieved. A non-exclusive list of important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: (a) the occurrence of natural or man-made catastrophic events with a frequency or severity exceeding our expectations; (b) the adequacy of our loss reserves and the need to adjust such reserves as claims develop over time; (c) any lowering or loss of financial ratings of any wholly-owned operating subsidiary; (d) the effect of competition on market trends and pricing; (e) changes in general economic conditions, including changes in interest rates and/or equity values in the United States of America and elsewhere and continued instability in global credit markets; and (f) other factors set forth in the definitive joint proxy statement/prospectus of IPC and Max, the most recent reports on Form 10-K, Form 10-Q and other documents of IPC or Max, as the case may be, on file with the SEC. Risks and uncertainties relating to the proposed transaction include the risks that: the parties will not obtain the requisite shareholder or regulatory approvals for the transaction; the anticipated benefits of the transaction will not be realized; and/or the proposed transactions will not be consummated. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We do not intend, and are under no obligation, to update any forward looking statement contained in this presentation.
ADDITIONAL INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION AND WHERE TO FIND IT:
This presentation relates to a proposed business combination between IPC and Max. On May 7, 2009, IPC filed with the SEC a definitive joint proxy statement/prospectus of IPC and Max. This presentation is not a substitute for the definitive joint proxy statement/prospectus that IPC has filed with the SEC or any other document that IPC or Max may file with the SEC or send to their respective shareholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE  JOINT PROXY
STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC, AS THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL
CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION. All such documents, if filed, would be available free of charge at the SEC’s website (www.sec.gov)
or by directing a request to IPC, at Jim Bryce, President and Chief Executive Officer, or John Weale, Executive Vice President and Chief Financial Officer, at 441-298-5100, in the case of IPC’s filings, or Max, at Joe Roberts, Chief Financial Officer, or Susan Spivak Bernstein, Senior Vice President, Investor Relations at 441-295-8800, in the case of Max’s filings.
PARTICIPANTS IN THE SOLICITATION:
IPC and Max and their directors, executive officers and other employees may be deemed to be participants in any solicitation of IPC and Max shareholders, respectively, in connection with the proposed business combination.
Information about IPC’s directors and executive officers is available in the definitive joint proxy statement/prospectus filed with the SEC on May 7, 2009, relating to IPC’s 2009 annual meeting of shareholders; information about Max’s directors and executive officers is available in the amendment to its annual report on Form-10K, filed with the SEC on April 1, 2009.

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Global underwriter of specialty insurance and reinsurance
Multiple operating platforms - Bermuda, Dublin, United States, and Lloyd’s
Diversified business profile across specialty classes of business
Highly experienced management with proven track record
Opportunistic and disciplined underwriting strategy
Analytical and quantitative underwriting orientation
5 year average combined ratio, with cats, of 93%
Strong, liquid balance sheet with conservative reserving track record
Gross premiums written (2008) of $1.3 billion and ending equity of $1.3 billion
Prudent capital management - $305 million in dividends/repurchases over last 5 years
Significant expansion of underwriting platforms with minimal goodwill
High quality investment portfolio repositioned to reflect traditional underwriting base
Alternative investments are now a much smaller part of Max’s asset base at 11.9% and will be further reduced
Max has evolved and repositioned itself since its formation in 1999
Max Capital Today
Short-Tail
Long-Tail
62%
38%
Insurance
Reinsurance
53%
47%
2008 GPW

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Q1 2009 Strong Results
Profitable Q1 2009 underwriting results
Total GPW of $434.3 million, up 41.6% compared to Q1’08, reflects build-out of global platform
Max Specialty GPW: $68.8 million
Max at Lloyd’s $44.2 million
Overall combined ratio 89.7%
Market conditions improving in 2009
Rate increases on short-tail lines
Casualty rates have stopped declining
Allocation to alternative investments reduced to 11.9% at 3/31/09 from 14.1% of total invested assets at 12/31/08 and 20.7% at 12/31/07.
Total investment portfolio return:      0.06%
Max Fixed Income Return: (0.41%)
Max Alternative Investments Return:       2.06%
HFRI Fund of Fund’s Index return:    0.47%

Global Reach Through Established Platforms
Bermuda / Dublin
Reinsurance
Bermuda / Dublin
Insurance
Lloyd’s
U.S Specialty Insurance
Major
Classes
Agriculture
Aviation
Excess liability
Medical malpractice
Professional liability
Property
Marine and energy
Whole account
Workers’ comp
Life and annuity
Aviation
Excess liability
Professional liability
Property
Personal accident
Financial institutions
Professional liability
Property
General liability
Marine
Property
Operating
Regions
United States
Latin America
Canada
European Union
Japan
Australia
New Zealand
United States
European Union
United Kingdom
Japan
Denmark
United States
Offices
Bermuda
Dublin
Bermuda
Dublin
Hamburg
London
Leeds
Tokyo
Copenhagen
New York
Philadelphia
Richmond
Atlanta
Dallas
San Francisco

83%
84%
75%
77%
96%
84%
104%
101%
96%
96%
124%
102%
0%
25%
50%
75%
100%
125%
150%
300%
2004 2005 2006 2007 2008 Average
____________________
Source:  Company filings.
Property focused reinsurers include RNR, IPC, VR, MRH and FSR. Diversified reinsurers include RE, AXS, ACGL, TRH, PRE, ORH, AWH, ENH, AHL, PTP and MXGL.
Diversified Platforms Generate More Consistent Margins
Diversified Reinsurers Property Focused Reinsurers

78%
140%
33%
50%
56%
71%
104%
252%
60%
73%
92%
116%
0%
25%
50%
75%
100%
125%
150%
300%
2004 2005 2006 2007 2008 Average
Max has performed well within its diversified peer group with less volatility than property focused reinsurers
Median 78% 201% 55% 61% 89% 97%
Median 94% 116% 85% 83% 94% 94%
Max 94% 106% 86% 88% 92% 93%

____________________
Source: Company filings, as of 12/31/08.  Losses are generally disclosed net of reinstatement premiums.
Note: TRH goes not disclose specific losses but did lose “$169.7 million principally relating to Hurricane Ike” or 5.0% of 6/30/08 common equity.
(1) Results reflect Ike only.
(2) Equity includes preferred, which subsequently converted to common.
(1)
Max’s Diversified Portfolio Limits CAT Losses
(2) (2)
Losses $256 $140 $276 $140 $165 $287 $384 $305 $171 $135 $148 $155 $113 $257 $50

Max had the lowest losses from Ike/Gustav as a % of equity of all its peers
Ike/Gustav Ultimate Net Losses as a % of 6/30/08 Common Equity ($ in millions)
12.4%
11.0%
10.1%
8.9%
8.4%
8.1%
8.1%
7.8%
7.0%
6.7%
6.3%
6.0%
4.8%
4.6%
3.4%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
VR FSR RNR MRH PTP ACGL AXS PRE AHL IPCR ENH ORH AWH RE MXGL

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Max Has a Strong Market Position in Specialty Classes …
Working layer excess business
Focus on Fortune 1000 customers
2008 combined ratio = 88%
2008 GPW - $389 million
2008 GPW - $420 million
Bermuda / Dublin Insurance Bermuda / Dublin Reinsurance
Working layer excess / quota share
business
Cross class capability
2008 combined ratio = 87%
Excess
Liability
Professional
Liability
Aviation
Property
14%
14%
41%
32%
Other
General
Liability
Marine &
Energy
Whole
Account
Aviation
Prof.
Liabliity
Workers
Comp
Med. Mal.
Agriculture
Property
25%
19%
18%
13%
9%
8%
3%
3%

Accident &
Health
Fin.
Institutions
Prof.
Indemnity /
Med. Mal.
Employers'
Public Liability
Property
Treaty
45%
1%
19%
18%
17%
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… With an Attractive Position in the U.S. Market and Lloyd’s
Launched in 2007
Nationwide niche E&S underwriter
Growing into expense base – target
combined ratio of 85% to 90%
Expected GPW of $250 million in 2009
2008 GPW - $194 million
2008 GPW - £65 million
(1)
U.S. Insurance Max at Lloyd’s
Acquired in November 2008
Direct and reinsurance
Expected GPW of $150 million in 2009
____________________
(1) GPW reflects full year of business, which includes periods prior to the acquisition by Max.
Marine
General
Casualty
Property
20%
31%
49%

Diversified Premium Mix:
A Key Differentiator
Property Casualty
Insurance
Incumbent (Re) Insurers
Class of 2001
Class of 2005
____________________
Source: Merrill Lynch
Note: Based on full year 2008 property and casualty gross premiums written.  Certain allocations have been estimated.
Reinsurance
RE
TRH PRE
ORH
AXS ACGL
ENH
AHL
RNR
AWH
PTP
MXGL
MRH
VR
IPCR
FSR

10-12%
16%
14%
24%
0%
5%
10%
15%
20%
25%
Max
12/31/06
Max IPC Combined
Investment Portfolio Highlights
Max maintains a highly rated and highly liquid portfolio
____________________
Source: Company filings.
(1) Peers include: IPCR, PRE, ORH, ACGL, RE, RNR, MRH, ENH, TRH, AXS, AWH, PTP, VR, AHL, FSR, and GLRE.  Peer average represents 12/31/08 allocation of preferred / equities and “other investments” as % of total investments.
12/31/08
Alternatives allocation is decreasing
Market neutral / absolute return focus
Max alternatives in line with Bermuda peers
3/31/09: Max allocation now 12%
Max Target
Allocation)=
10 - 12%
Hedge funds 5-7%
Others 3-5%
Bermuda Peers
(1)
(average),,= 10%
As % of Total Investments

Alternatives
Cash
Fixed Income
69%
19%
12%
Distressed
Securities
Arbitrage
Strategies
Opportunistic
Emerging /
Global Marekts
Long / Short
funds
41%
18%
3%
24%
14%

Max Bermuda and Dublin (Insurance/Reinsurance)
Rates rising in short-tail property cat and energy
Long-tail lines have stabilized and stopped declining
Max Specialty
Strong distribution relationships continue to generate a high flow of business
Market dislocations provide the opportunity to add teams and new products
Benefiting from improving property rates
Profitability improving as the business matures and can retain more business
Max at Lloyd’s
Newest platform to Max that provides access to global specialty business, high credit ratings, worldwide licenses
Experienced team underwriting a seasoned book of business
Opportunity to recruit new teams in attractive product lines
International casualty reinsurance
Marine and personal accident insurance
Life Reinsurance
Only writes “closed” blocks of business with no variable annuity exposure
Provides surplus relief which will be in high demand as many life insurers are capital constrained

Max Strongly Positioned in 2009

Property and Casualty GPW growth target of 20% to 22% driven by:
Max at Lloyd’s
Max Specialty
Bermuda/Dublin Insurance and Reinsurance relatively flat
Combined ratio target of 88% to 90%
Assumes a cat load of 4-6 points
Does not include reserve releases
Improved profitability at Max Specialty as earned premiums offset higher expenses to build-out the platform
Investment allocations
88% Fixed income
10-12% Alternatives
5-7% hedge funds
3-5% other
Target ROE is 15% over the course of the cycle
2009 Guidance

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Strongly positioned to capitalize on market dislocations
“Merger of equals” with IPC creates a world class specialty insurer/reinsurer
Diversified portfolio with four quality underwriting platforms
Committed to reducing alternative investment exposure
Target reduction as a percentage of total investments to 10-12%
Further commitment to changing alternative investment mix by reducing hedge funds to 5-7%
Introduction of other alternative investment classes e.g. high yield bonds
Demonstrated commitment to enhancing shareholder value
Well capitalized liquid balance sheet with financial flexibility
Valuation at a significant discount to “specialty insurance” peers

Investment Opportunity in Max Today

____________________
Source: FactSet, SNL and company filings.
Note: Based on primary book value per share.
(1) Diversified peers include RE, AXS, ACGL, TRH, PRE, ORH, AWH, ENH, AHL, and PTP.

Stock Valuation Is Lagging Underwriting Performance
0.20x
0.40x
0.60x
0.80x
1.00x
1.20x
1.40x
1.60x
5/1/06 8/30/06 12/30/06 5/1/07 8/31/07 12/30/07 4/30/08 8/30/08 12/30/08 5/1/09
Average Price / Book Value
3-Year 2-Year 1-Year Curren
Max 0.99x 0.93x 0.78x 0.73x
Diversified 1.15 1.06 0.91 0.88
Max Average

Structure
Stock-for-stock merger of equals
Exchange Ratio
Fixed exchange ratio of 0.6429 IPC shares for each share of Max
Pro Forma Ownership
(Fully Diluted)
58% by IPC shareholders
42% by Max shareholders
Board of Directors
12 directors in total – 6 directors from Max, including CEO, and 6 directors from IPC
Non-Executive Chairman: Ken Hammond
Non-Executive Vice-Chairman: Mario Torsiello
Management
Marty Becker, Chief Executive Officer
Jim Bryce, Non-Executive Chairman of Max IPC Re Ltd.
Peter Minton, Chief Operating Officer
Joe Roberts, Chief Financial Officer
John Weale, EVP & Treasurer
Company Name
Max Capital Group Ltd.
Reinsurance Company – Max IPC Re Ltd.
Approvals
IPC and Max shareholder approvals
Customary regulatory approvals
Targeted Closing
June 2009
HSR clearance obtained
IPC/Max Merger of Strength – Transaction Overview

A truly diversified, balanced global underwriting platform
Strong and vibrant franchise serving both property & casualty markets
Strong capital base with over $3 billion in equity and minimal leverage
Greater size enhances “margin of safety” and financial flexibility
Strong and deep management and underwriting teams
Complementary businesses with little overlap
Excess capital can be profitably deployed or returned to shareholders
Increased ability to accelerate growth in a hardening market
Both property & casualty markets currently provide attractive opportunities
IPC/Max Creates A World Class Specialty Company
We believe this combination will enhance value for IPC / Max shareholders

APPENDIX

($ in millions)
Strong Balance Sheet
March 31, December 31,
2009 2008
Cash & Fixed Maturities $4,436 $4,603
Alternative Investments 599                            754
Premium Receivables 674                            555
Losses Recoverable 880                            847
Other Assets 588                            493
     Total Assets $7,177 $7,252
Property & Casualty Losses $3,005 $2,938
Life & Annuity Benefits 1,307                         1,367
Deposit Liabilities 153                            219
Funds Withheld 149                            164
Unearned Premium 690                            574
Bank Loan 300                            375
Senior Notes 91                              91
Other Liabilities 219                            244
     Total Liabilites $5,914 $5,972
Shareholders' Equity 1,263                         1,280
$7,177 $7,252

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($ in millions)
Quarterly Results Comparison
2009 2008
Gross Premiums Written $434 $307
Net Premiums Earned 190 136
Net Investment Income 41 50
Net Gains (Losses) on Alternative Investments 18 (26)
Net Realized Gains on Fixed Maturities 1 1
Other Income 1 1
Total Revenues 251 162
Total Losses, Expenses & Taxes 206 155
Net Income $45 $8
Property & Casualty Underwriting
Loss Ratio 66% 69%
Expense Ratio 24% 20%
Combined Ratio 90% 89%
Three months ended March 31,

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Three months ended March 31, 2009
($ in millions)
Diversified Operating Platform
Life &
Property & Casualty Annuity Corporate Consolidated
Bermuda / Dublin Max at
Insurance Reinsurance U.S. Specialt Lloyd's Total Reinsurance
Gross premiums written $87.7 $233.0 $68.8 $44.2 $433.7 $0.6 $0.0 $434.3
Reinsurance premiums ceded (54.9) (51.4) (40.7) (17.3) (164.3) (0.1) 0.0 (164.4)
Net premiums written $32.7 $181.6 $28.2 $26.9 $269.4 $0.5 $0.0 $269.9
Earned premiums 102.2 124.0 54.4 28.2 308.8 0.6 0.0 309.4
Earned premiums ceded (52.2) (26.5) (33.0) (7.4) (119.0) (0.1) 0.0 (119.1)
Net premiums earned 50.0 97.5 21.4 20.9 189.8 0.5 0.0 190.3
Net investment income 5.2 9.2 1.6 0.8 16.9 11.6 12.0 40.5
Net gains on alternative investments 1.2 3.0 0.0 0.0 4.3 7.9 5.9 18.0
Net realized gains (losses) on fixed maturities 0.0 0.0 0.1 0.5 0.6 0.0 (0.2) 0.4
Other income 1.1 0.0 (0.2) 0.1 1.1 0.0 0.2 1.3
Total revenues $57.7 $109.7 $23.0 $22.2 $212.6 $19.9 $18.0 $250.5
Net losses and loss expenses 36.5 66.2 12.1 10.0 124.7 0.0 0.0 124.7
Claims and policy benefits 0.0 0.0 0.0 0.0 0.0 14.3 0.0 14.3
Acquisition costs (1.4) 17.5 1.2 3.2 20.4 0.2 0.0 20.6
Interest expense 0.0 (0.5) 0.0 0.0 (0.5) (0.4) 4.8 3.9
Foreign exchange (gains) losses 0.0 0.0 0.0 (3.5) (3.5) 0.0 0.0 (3.5)
General and administrative expenses 5.1 7.5 7.8 4.7 25.1 0.7 18.5 44.3
Total losses and expenses 40.2 90.7 21.1 14.3 166.3 14.8 23.3 204.4
Income (loss) before taxes $17.5 $19.0 $1.9 $7.9 $46.3 $5.1 ($5.4) $46.1
Loss Ratio 72.9% 67.9% 56.5% 47.7% 65.7%
Combined Ratio 80.3% 93.6% 98.4% 85.5% 89.7%

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P&C Combined Ratio
Operating ROE
Gross Premiums Written
Operating Earnings Per Share (Diluted)
Life, $212
Life, $275
Life, $45
Life, $302
Life, $242
$1,254
$1,078
$865
$1,246
$1,044
$0
$250
$500
$750
$1,000
$1,250
$1,500
2004 2005 2006 2007 2008
$2.70
$3.52
$4.81
$0.19
($2.59)
($3)
$0
$3
$6
2004 2005 2006 2007 2008
15.8%
1.0%
17.3%
20.7%
(10.2%)
(10%)
(5%)
0%
5%
10%
15%
20%
25%
2004 2005 2006 2007 2008
Profitable Underwriting Trends
94%
106%
86%
88%
92%
75%
100%
125%
2004 2005 2006 2007 2008

Invested Assets (Ratio to Shareholders’ Equity)
Shareholders’ Equity (Book Value Per Share)
Dividends
Operating Cash Flow
$3,515
$4,223
$4,536
$5,123
$5,357
$0
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
2004 2005 2006 2007 2008
$799
$447
$273
$252
$508
$0
$300
$600
$900
2004 2005 2006 2007 2008
$903
$1,186
$1,390
$1,584
$1,280
$0
$300
$600
$900
$1,200
$1,500
$1,800
2004 2005 2006 2007 2008
$0.12
$0.18
$0.24
$0.32
$0.36
$0.00
$0.10
$0.20
$0.30
$0.40
2004 2005 2006 2007 2008
(3.9:1) (3.6:1) (3.3:1) (3.2:1) (3.9:1)
($19.70) ($20.16) ($23.06) ($27.54) ($22.77)
($ in millions)

A Growing, Global Insurance / Reinsurance Company

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Average quality of AA
70%+ of fixed income securities rated Aa or better
Less than 5% rated Baa or below
Approximately 43% of portfolio is Cash, Governments, Agencies, and Agency MBS
Cash balance is approximately $956 million or 22% of the portfolio
U.S. and G7 governments approximately $745 million or 17% of the portfolio
U.S. Agencies approximately $254 million or 6% of the portfolio
U.S. Agency MBS approximately $577 million or 13% of the portfolio
Corporate Holdings are well diversified
Approximately 32% of the portfolio
Approximately 200 different corporate issuers
Largest “Aa” issuer is less than 1.1% of the portfolio
Largest “A” issuer is less than 0.7% of the portfolio
No CDO’s, CLO’s, SIV’s or other highly structured securities
Remaining portfolio is high quality ABS, CMO and CMBS Holdings
Almost all CMO holdings are rated AAA, with substantial portion being agency CMO’s
Almost all CMBS holdings are rated AAA
Principal losses, if any, are expected to be minimal based upon cash flow and stress testing
ABS holdings are largely comprised of plain vanilla auto and credit cards
Home equity ABS holdings amount to approximately $50 million (all Subprime and Alt – A)
Subprime and Alt – A exposures are approximately $73 million book value
>40% are AAA rated securities
2.7 year weighted average life
Significant and growing over-collateralization
No principal losses are expected based upon cash flow and stress testing
Unrealized loss of approximately $23 million
High Quality Cash and Fixed Income Portfolio

Past performance should not be considered to be a reliable indicator of future performance.
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Supplemental Investment Data – March 31, 2009
____________________
(1) Included within U.S. Governments and Agencies are Agency Mortgage-Backed Securities with a fair value of $576,909.
Fair Investment Credit Fair Ratings
($ thousands) Value Distribution Rating Value* Distribution
Cash and Cash Equivalents $955,577 19.0%
U.S. Government and Agencies $962,470 27.7%
U.S. Government and Agencies 385,561            7.6% AAA 1,296,639        37.3%
Non-U.S. Government 613,519            12.2% AA 298,666           8.6%
Corporate Securities 1,428,150         28.4% A 753,232           21.6%
Other Corporate Securities 38,476             0.8% BBB 128,906           3.7%
Asset and Mortgage-Backed Securities 726,853            14.4% BB 22,209             0.6%
Collateralized Mortgage Obligations 288,348            5.7% B or lower 18,785             0.5%
    Fixed Maturities $3,480,907 69.1% $3,480,907 100.0%
Annualized Periodic Rate of Return
Last Year Last Last
3 Months to Date 12 months 60 months
Cash and Fixed Maturities $4,436,484 88.1% (0.41%) (0.41%) 2.77% 3.69%
Convertible Arbitrage -                   0.0% 16.99% 16.99% 2.72% (0.83%)
Distressed Securities 85,883             1.7% (0.25%) (0.25%) (19.14%) 6.91%
Diversified Arbitrage 44,769             0.9% 0.25% 0.25% (31.44%) (4.06%)
Emerging Markets 32,651             0.6% 0.18% 0.18% (30.66%) 4.05%
Event-Driven Arbitrage 69,134             1.4% 2.99% 2.99% (29.30%) 4.55%
Fixed Income Arbitrage 28,504             0.6% 9.66% 9.66% 15.63% 11.02%
Global Macro 73,587             1.5% (0.16%) (0.16%) (5.70%) 4.17%
Long / Short Credit 19,309             0.4% 2.98% 2.98% (12.24%) 4.45%
Long / Short Equity 226,610            4.5% 4.05% 4.05% (3.86%) 4.40%
Opportunistic 14,039             0.3% (3.43%) (3.43%) (41.96%) 4.66%
    MDS 594,486            11.8% 2.00% 2.00% (15.95%) 2.62%
Reinsurance Private Equity 4,999               0.1% 12.32% 12.32% 14.60% 10.41%
Alternative Investments $599,485 11.9% 2.06% 2.06% (15.83%) 2.07%
    Total Investments $5,035,969 100.0% 0.06% 0.06% (3.53%) 3.68%
(1)

Source: FactSet, SNL Financial, Company filings.
____________________
Note:  Market data as of 5/1/09.
(1) Includes short-term investments and cash and cash equivalents.
(2) Based on primary book value per share, which excludes the dilutive impact of options, warrants and restricted stock.
(3) $92mm in municipal bonds assumed to be investment grade.
(4) Everest Re investment grade portfolio shown excludes cash and short term investments, which are assumed to be AAA.
(5) Endurance investment grade portfolio shown excludes preferred investments and short term investments, which are assumed to be AAA.
(6) Platinum investment grade portfolio shown excludes preferred investments, which are assumed to be AAA.
(7) Allocation between investment and non-investment grade fixed income excludes $61.8mm of fixed maturities, trading at fair value.
($ in millions)
Peer Analysis
Investment Portfolio by Security Type – 12/31/08

Non-Investment
Grade Fixed
Income & Equity /
% of Total Cash & Investments Other Securities
Fixed Income Securities as a % of
Cash & Cash Investment Non-investment Equity / Other Total Cash & Total Cash & Price /
Equivalents
(1)
Grade Grade Total Securities Investments Investment Book Value
(2)
OdysseyRe 25.9% 45.6% 4.2% 49.8% 24.3% $7,892.5 28.5% 0.88x
Montpelier Re
(3)
11.3 69.6 2.6 72.2 16.5 2,365.2 19.1 0.84
IPC Holdings 3.4 80.1 0.1 80.2 16.3 2,235.2 16.4 0.79
RenaissanceRe 39.4 47.3 0.9 48.2 12.4 6,217.4 13.4 1.26
Transatlantic 4.9 87.3 0.5 87.8 7.3 10,518.5 7.8 0.81
PartnerRe 8.1 84.2 2.6 86.8 5.0 11,724.7 7.6 1.03
Everest Re
(4)
15.3 77.5 1.3 78.8 6.0 13,714.3 7.2 0.92
Arch Capital 8.3 85.2 2.3 87.6 4.1 9,992.2 6.4 1.10
Endurance
(5)
21.9 71.5 0.8 72.3 5.8 5,358.1 6.6 0.75
AXIS 17.5 76.6 0.2 76.8 5.7 10,432.6 6.0 0.85
FlagstoneRe 50.4 46.1 0.0 46.1 3.5 1,700.8 3.5 0.80
Allied World 10.3 87.8 0.1 87.9 1.8 6,863.4 2.0 0.75
Validus 25.2 74.3 0.5 74.8 0.0 3,281.4 0.5 0.90
Platinum Re
(6)
20.8 79.0 0.1 79.1 0.1 4,259.9 0.1 0.85
Aspen 18.0 NA NA 77.0 5.0 5,754.0 NA 0.82
Greenlight Capital 39.9 NA NA 8.2 51.9 857.9 NA 1.20
Mean 20.0% 72.3% 1.2% 69.6% 10.4% 8.9% 0.91x
Median 17.7 77.0 0.6 76.9 5.8 6.9 0.85
Max Capital
(7)
17.7% 66.9% 0.2% 67.1% 14.1% $5,356.9 14.3% 0.73x